INVESTOR PRESENTATION November 2019 – based on third quarter, September 30, 2019 financial data Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Investor Presentation –November 2019 I. Trinity Industries, Inc. Overview and Key Investment Considerations 4 II. Railcar Market Overview 10 III. Trinity’s Integrated Rail Platform 15 – Railcar Leasing and Management Services Group 19 – Rail Products Group 24 IV. Financial Discussion and Strategic Objectives  29 V. Appendix 36 2

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward‐looking statements” as defined by the Private Securities  Litigation Reform Act of 1995. Forward‐looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or  strategies for the future, and the assumptions underlying these forward‐looking statements, including, but not limited to, future financial and  operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will  or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,”  “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward‐looking statements. Forward‐looking  statements speak only as of the date of this presentation, and Trinity expressly disclaims any obligation or undertaking to disseminate any  updates or revisions to any forward‐looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any  change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward‐ looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present  expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors  affecting Trinity’s operations, markets, products, services and prices, and such forward‐looking statements are not guarantees of future  performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward‐ looking statements, see “Risk Factors” and “Forward‐Looking Statements” in Trinity’s Annual Report on Form 10‐K for the most recent fiscal  year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10‐Q, and Trinity’s Current Reports on Form 8‐K. 3

Trinity Industries, Inc. Overview

- Trinity Industries, Inc. owns market-leading businesses that provide railcar products and services in North America marketed under the trade name *TrinityRail*®
  - Top 5 Leasing company in North America
    - ~ 102,000 railcars under ownership
    - ~ 24,000 additional railcars under management
  - Leading manufacturer in North America with 34% share of industry backlog
  - Growing railcar maintenance network
- *TrinityRail*'s unique integrated platform combines leasing and management services and a flexible manufacturing footprint to provide a single source for comprehensive rail transportation solutions
- Total Revenue and EBITDA* for LTM September 2019 was approximately $2.9 billion and $694 million, respectively
- 222 consecutive quarterly dividend payments with a current dividend yield of 3.5%*

External Revenue by Business Segment[1]



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
(in $mms)
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
2016
2017
2018
2019(P)(3)
Leasing
Rail Products
All Other
EPS, from Cont Ops (Diluted)(2)

$7.0 Billion*
Enterprise Value

$2.4 Billion*
Market Cap

$7.4 Billion*
PP&E, Net value
Owned Leased Equipment

$390.1 Million*
LTM Free Cash Flow
before Leasing CapEx

TRINITY INDUSTRIES

**See appendix for footnotes and reconciliation of non-GAAP measures; all specified data as of quarter end September 30, 2019*

4

Key Investment Considerations: a Value, Growth, and Capital Return Story Railcars are a sustainable mode of transportation and an integral component of the North  American supply chain that offer attractive investment appeal Trinity’s integrated platform comprises leading market positions with opportunities for  growth and $7.4B of leased railcar assets that support Company valuation Substantial commercial and financial synergies increase customer touchpoints and  differentiate the Company’s cost‐advantaged platform Platform generates significant cash flow enabling reinvestment in the business and return  of capital to shareholders Strong corporate culture of premier performance and heightened focus on driving ROE  improvement to align with shareholder interests  5

Trinity’s Integrated Rail Platform: A Collaboration of Businesses Focused on a Strategic Purpose The TrinityRail platform includes a broad portfolio of railcar products and services  enabling innovative solutions to meet customers’ unique needs across a wide  landscape of end markets TrinityRail’s integrated platform of       businesses work together to deliver   innovative solutions that optimize the  life‐cycle ownership and usage of              railcar equipment 6

Trinity's Rail Platform is *Built to Deliver* Shareholder Value

- The platform creates significant synergies and strategic advantages:

FINANCIAL
- ➢ Cost-advantaged railcar equipment sourcing
- ➢ Tax-advantaged lease fleet investment enhances economic profit and offsets manufacturing taxable income
- ➢ Lower relative administrative and operational costs

COMMERCIAL
- ➢ Increased customer touchpoints that generate new products and services
- ➢ Actionable rail market intelligence
- ➢ Valuable sales channel to originate low-risk organic growth

- The synergies from the integrated platform yield strong and predictable cash flows that enable:
  - ➢ Meaningful investment in high-return growth opportunities
  - ➢ Substantial return of capital to shareholders

- Shareholder value is maximized through:
  - ➢ Steady economic profit generated from long-term leases
  - ➢ Railcar assets with 50 year statutory lifespan
  - ➢ "Call option" on upside profitability from the railcar cycle

Strong Free Cash Flow* Generation before Leasing CapEx



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(in $mms)
Pre-Spin
Current Year
Future Goal
~$750M+ FCF
2016-2018 (Avg)
2019 (P)
Near Term Target
Cash Flow from Cont Ops
Free Cash Flow (before Leasing CapEx)
Potential Range

Stable Growth and Potential for Maximum Profitability



$700
$600
$500
$400
$300
$200
$100
$0
(in $mms)
35% Leasing Growth
2014
2015
2016
2017
2018
2019 (P)
Economic Profit - Leasing Operations*(1)
Economic Profit - Rail Products Group*

TRINITY INDUSTRIES

** See appendix for reconciliation of non-GAAP measures*

7

Strategic Objectives to Improve Returns and Unlock Shareholder Value 3 Yr 2019 Long‐Term  Pre‐Spin  (P)  ROE* Target ROE*(1) ROE* ROE* Target 11 ‐ 13% 6.3% 9.5% Average Mid Teens Financial Levers to Generate  Operational Levers to Drive  Improvement in Returns in the  Greater Returns and Growth over  Near Term the Longer Term • Reduce Trinity’s cost of capital through a more  • Align corporate overhead to go‐forward Trinity  optimized balance sheet business needs • Disciplined investment in the lease fleet utilizing  • Grow our maintenance services business to  a tax‐ and capital‐efficient approach improve service levels and reduce fleet  maintenance costs • Opportunistically deploy capital on high‐return  accretive business investments to improve  • Expand operating margins through advanced  return on equity manufacturing and cost‐saving initiatives • Disciplined capital allocation framework with  • Innovate value‐add service solutions that  meaningful and steady return of capital to  generate additional recurring revenue sources  shareholders *See appendix for footnotes and reconciliation of non‐GAAP measures 8

A Legacy of Evolutionary Growth and Focus on the Future A proven history of market leadership: A strong focus on market transformation: 1930’s‐ Trinity’s earliest legacy company was founded ‐ Optimize the ownership and usage of railcars to make rail  transportation more economically attractive and compelling 1960’s‐ Enters railcar manufacturing industry ‐ Identify product design features and technology applications that  enhance the productivity of railcars within their rail supply chain 1970’s‐ Enters railcar equipment leasing business ‐ Leverage data analytics and digital tools to enhance the customer  experience 1980’s‐ Establishes a leading railcar manufacturing platform and  enters railcar repair business ‐ Pursue new value propositions from innovative service solutions  that generate premium recurring revenue sources 1990’s ‐ Enters railcar management services business ‐ Scale the lease fleet across the owned and managed platform in a  disciplined, capital‐efficient manner 2000’s‐ Launches Railcar Investment Vehicle (RIV) platform for  discrete institutional investment in railcar assets ‐ Expand railcar maintenance services business to offer industry‐ leading turn times for maintenance and compliance events 2010’s‐ Establishes market leadership position in railcar leasing ‐ Invest in advanced manufacturing technologies to enhance the  2018 ‐ Tax‐free spin‐off to concentrate focus on railcar  flexibility of the manufacturing platform businesses See appendix for footnotes 9

Railcar Market Overview  10

Railcars are an Attractive Long-term Investment in an Undervalued Asset Class



Stable and predictable cash flows

- Stable, predictable cash flows through long-term leases with historically high utilization throughout rail cycles
- Essential-use assets that are vital to lessee's operations and revenue generation
- Low credit defaults and prioritized asset class in event of bankruptcy
- Strong incentives for incumbent lessee renewal



Tax-advantaged asset class

- Superior risk-adjusted returns; tax-advantaged return of capital
- Traditional 7 year MACRS depreciation schedule compared to 35 year straight-line book depreciation to a 10% residual value
- Low volatility for residuals
- 100% immediate deduction for capital equipment under the 2017 Tax Act


TILX 361066

Serves as a natural interest rate hedge

- Rising interest rate environments have historically led to higher lease rates
- Rent yields have historically shown correlation with interest rates, Producer Price Index (PPI), and industrial production



50 year hard asset with inflation protection

- Railcars have economic useful lives of 35-50 years
- Long-lived, essential-use, servicing-intensive equipment, with positive yield relationship to inflation
- Low risk of technological obsolescence
- Active secondary market provides support for strong asset valuations



Direct correlation to GDP fundamentals

- Rail transportation and its infrastructure are critical components of the supply chain that is core to U.S. industrial production
- Railcar loading volumes directly correlate to overall GDP fundamentals and encapsulate the dynamics of specific railcar submarkets, each with different demand drivers


TILX 361066

A green way to fuel the North American supply chain

- Railroads produce 75% less greenhouse gas emissions than trucking.
- Railroads move 1/3 of all U.S. exports and domestic intercity freight volume, but only account for 0.6% of total greenhouse emissions.
- At the end of their useful lives, railcars are generally sold for scrap
- A railcar can be fully recycled through scrap and salvage

TRINITY INDUSTRIES

See appendix for source info

11

Rail Transportation is an Integral Component of the North  American Industrial Supply Chain U.S. Freight Ton Miles  Connecting the Consumer  by Mode(1) to the Global Market Pipeline 19% 1.7 mm 3,500 Air Railcars in North  commodities3 America2 < 1% Truck 47% Water 35% 6.2 trillion  80% 8% of railroad revenue is  of U.S. grain  total ton miles driven by  exported to Mexico  international trade4 moves by rail5 85% 84% of auto assembly in  of Canadian propane  6 7 Rail Mexico moves by rail exports move by rail 25% See appendix for footnotes 12

The Railcar Industry Spans Five Commercial End Markets

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude



29% of
North American railcar loadings

~80 distinct commodities

Refined Products & Chemicals

- Natural Gas Liquids
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products



12% of
North American railcar loadings

~1,100 distinct commodities

Agriculture

- Grains
- Grain Mill Products
- Distillers Dried Grains/Feed
- Fertilizers



21% of
North American railcar loadings

~680 distinct commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron



16% of
North American railcar loadings

~600 distinct commodities

Consumer Products

- Autos
- Paper
- Intermodal



22% of
North American railcar loadings

~940 distinct commodities

TRINITY INDUSTRIES

See appendix for source info

13

The Ownership Landscape for Railcars is Changing  Ownership of Railcars Built has Trended Favorably to Lessors . The number of railcars in the North American railcar fleet  has grown less than 6.5% since 2001 (CAGR of 0.3%) and  totals 1.7 million railcars at the end of 2018 . Railcar ownership has shifted towards leasing companies  as Class 1 Railroads place the onus on industrial shippers  to source their own railcars . Trinity is uniquely positioned to provide railcars for sale  or lease to industrial shippers and other equipment  providers through the integrated rail platform Lease Fleet Growth Accelerated in Early 2000’s . TrinityRail’s platform creates a commercial channel that  enables low‐risk organic growth for the lease fleet and  has resulted in a CAGR of 14% of the owned and  managed lease fleet since 2002 . Trinity’s ready access to the capital markets, solid  balance sheet, and RIV platform support our strong  capability to originate new leases and acquire assets in  the secondary market See appendix for source info 14

Trinity’s Integrated Rail Platform 15

Trinity’s Integrated Rail Platform Delivers Value to Stakeholders The TrinityRail® integrated platform is strategically “Built to Deliver,” leveraging our deep  rail industry knowledge from our broad market view point to differentiate the value  proposition to all of our stakeholders 16

Trinity’s Integrated Rail Platform Meets Customer Demand              with a Broad Product Portfolio TrinityRail offers: • The broadest array of railcar types for every commodity – over 100 different models • Quality, craftsmanship, and superior product service support  • Custom design configurations covering all potential end market opportunities • The option to purchase or lease railcars TANK CARS COVERED HOPPERS AUTORACKS FLAT & INTERMODAL GONDOLAS OPEN HOPPERS BOX CARS 17

Trinity’s Integrated Rail Platform Delivers to the Needs of  Each Customer Channel Shippers Railroads Leasing Rail  Investors (RIVs) (1)     % Fleet Bringing investment    17% 31% 52% scale to our market  N.A. approach Ownership          Products Products Products Used Products   Leasing Leasing Leasing Leasing Customer   Channels Services Services Services by Services Services Pension funds Customers Insurance companies   Key See appendix for source info 18

Trinity’s Integrated Rail Platform:   Railcar Leasing and Management Services Group 19

A Young Lease Portfolio with Solid Cash‐on‐Cash Returns . Trinity’s leasing business generates stable and  Growing Economic Profit* from Leasing Group predictable cash flows from long‐term leases and  captures upside demand from portfolio sales  Future committed lease revenue totaling $2.5 billion as  of Q3 2019   Leased railcar sales to RIV partners and the secondary  market of approximately $320 million over last 3 years,  with approximately $400 million expected during 2019(1) . The Leasing Group’s cash‐on‐cash return highlights  the economics associated with the operational cash  (in $mms) flows of the business and the equity investment in  the assets Young Lease Fleet is Yielding Solid Cash‐on‐Cash Returns* . These returns are enhanced as a result of the cost  advantage from direct manufacturing sourcing,  reflected in the net book value of property, plant,  and equipment in the Consolidated Balance Sheet . The average age of the Trinity lease fleet is 9.4 years  compared to the industry railcar average of  approximately 20 years (in $mms) * See appendix for footnotes and reconciliation of non‐GAAP measures 20

Solid Financial Performance with Multiple Sources of Income . Leading provider of comprehensive railcar leasing  Leasing Operations Revenue and Operating Profit Margin(1) and management services   Owned portfolio of 102,090 railcars ($7.4B of net PP&E)   Leased railcar backlog of 6,160 railcars ($817mm value  of equipment)   Total managed portfolio of 126,305 railcars . The Integrated Platform creates a valuable sales  channel for low‐risk organic growth of the lease  fleet, matching equipment with customer demand  Leasing Operations Revenue has grown 24% since 2013  (in $mms) (2) . Trinity’s Leasing Group generates additional sources  Additional Source of Income from Leased Railcar Sales of income through sales of leased railcars from the  portfolio  Provides a mechanism to manage concentration risk and  enhance the return on investment in the normal course  of business  Grows the commercial presence of TrinityRail’s platform  with alternative sources of capital to meet railcar  industry demand  (in $mms) 21 See appendix for footnotes

Premier Portfolio Management and Asset Placement . Trinity’s portfolio management team manages risk  Strong Portfolio Management of Lease Fleet Assets exposure by commodity, end‐market, railcar type,  customer concentration, and credit profile . The commercial team’s track record for renewal success  of scheduled expirations and assignment of available  railcars leads to strong levels of utilization for the leased  Years railcar portfolio . Trinity’s average remaining lease term for the portfolio of  leased railcars has averaged 3.4 years since 2010 – renewing the leased railcar portfolio approximately every  7 years Balances Commercial Risk Exposure with Quality Customers*  In line with the lease term, approximately 15% of the  railcars in the portfolio (or ~ 1/7th) are scheduled for  Largest customer  Top 20 customers account  renewal each year represents 5% of total lease  for 38% of lease revenue  2019 scheduled expirations: ~ 12,900 railcars* revenue  Less than 15% of lease fleet is up for renewal in 2020 Avg relationship tenure of  Avg 10 year write‐ off  Top 10 customers is 23 history < 0.2% . Through the integrated rail platform, Trinity Industries  years  Leasing Company (TILC) commercially serves over 700  customers 22 *All specified data as of quarter end December 31, 2018

Diversified Portfolio of Assets Across End Markets and Railcar Designs

Trinity maintains a well-balanced portfolio diversified across end markets and railcar designs to minimize risk and exposure concentrations throughout the railcar cycle

Commercial End Markets / Commodities

Major Railcar Category Types	Car Type	Agriculture	Construction & Metals	Consumer Products	Energy	Refined Products & Chemicals	Total
Freight Car = 55%	Open Hopper/Gondolas		Aggregates, Steel and Metals		Coal		12%
	Small Covered Hopper (< 5K cu/ft)	Fertilizer	Cement, Construction Materials, Steel and Metals		Frac Sand		12%
	Large Covered Hopper (> 5K cu/ft)	DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)			Other Chemical (Soda Ash)	14%
	Specialty Covered Hopper	Grain Mill Products	Aggregates, Cement		Coal (Fly Ash)	Plastics	8%
	Other Freight	Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal		Other Chemicals	9%
Tank Car = 45%	Pressure Tank Cars	Fertilizer				NGL, Chlor Alkali, Petro-chemical, Other Chemicals	9%
	Gen. Service Tank Cars (< 20K gal)	Grain Mill Products	Aggregates (Clay Slurry)			Sulfur Products, Chlor Alkali, Other Chemicals	4%
	Gen. Service Tank Cars (20K-25K gal)	Fertilizer, Food, Animal Feed				Refined Products, Petro-chemicals, Other Chemicals	5%
	Gen. Service Tank Cars (25K-30K gal)	Grain Mill Products, Food			Crude Oil, Biofuels	Refined Products, Petro-chemicals, Other Chemicals	10%
	Gen. Service Tank Cars (> 30K gal)				Crude Oil, Biofuels	Refined Products, Petrochemicals, Other Chemicals, NGLs	12%
	Specialty Tank Cars	Fertilizer				Chlor Alkali, Other Chemicals, Sulfur Products	5%
	Total	22%	8%	8%	31%	31%	

~ **900** Different Commodities

~ **270** Different Railcar Designs

TRINITY INDUSTRIES

23

Trinity’s Integrated Rail Platform: Rail Products Group 24

Elevating our Financial Performance through the Railcar Cycle . Leading manufacturer of railcars in North America with  Flexible Manufacturing Footprint Adjusts to Meet Market Demand(1) the broadest product offering and a focus on advanced  engineering designs . Flexible manufacturing footprint with emphasis on  streamlined manufacturing efficiencies and centralized  sourcing to enhance cost savings . High variable cost business due to material input costs;  pricing and operating leverage enhanced by capacity  availability and specialized, commodity‐specific designs,  and long production runs of similar railcar types in high  (in $mms) demand (2) . Trinity delivered 20,365 railcars representing 36% of  Healthy Backlogs Enable Solid Production Visibility (units) industry shipments during LTM September 2019; Trinity  received orders for 15,680 railcars representing 32% of  the industry total during the same time period . Trinity’s $2.4 billion order backlog of 19,950 railcars  accounts for 34% of industry backlog as of September  2019 and includes a broad mix of railcar types across  many industrial sectors (2) See appendix for footnotes 25

Building Premier Products and Services

Innovative Designs

- Innovative railcar designs that optimize and enhance a railcar's performance for a customer
- Attention to loading and unloading features



+

Durability and Reliability

- Lower life-cycle maintenance costs for the railcar owner
- 35-50 year assets require sound engineering


DW C
793 257

=

Superior Performing Products

- Maximize the in-service time of a customer's railcar
- Cycle loading/unloading efficiencies



Investing in product development that continues to differentiate our product portfolio for customers and drive operational performance



TRINITY INDUSTRIES
26

Flexibility in Manufacturing is Key to Our Operations Trinity has invested significantly in its manufacturing footprint, establishing a strong manufacturing  platform and ability to respond to changes in market demand Flexibility Trinity's manufacturing flexibility across railcar  products –both tank cars and freight railcars – and maintenance services enhances our ability  to opportunistically respond to changes in  market demand Cost‐Effective Trinity’s manufacturing scale,  vertical integration, and presence  in the Southern U.S. and Mexico  provide cost effective benefits  across our integrated rail  platform 27

Growing Maintenance Services to Benefit Leasing Operations and  Enhance the Flexibility of the Manufacturing Platform Trinity plans to grow its Maintenance Services business in key geographic areas with high railcar  traffic to support the lease fleet’s growing need for more maintenance capacity Leasing Requires More Maintenance Capacity Future Tank Car Fleet Compliance Schedule (units) 28

Financial Discussion & Strategic Objectives 29

Trinity’s Business Segments Trinity Industries, Inc.  (LTM September 2019 Financials) Total Revenues: $2.9B Operating Profit: $409M Income from Continuing Operations: $145M EBITDA*: $694M Railcar Leasing and  Intersegment  Management Services  Rail Products Group All Other Group Eliminations Revenue:          $1,031M $2,734M $355M ($1,230)M Operating  Profit: $402M $228M $25M ($134)M ▪ Railcar leasing services ▪ Tank and freight railcars ▪ Highway Products ▪ Intersegment Eliminations,  primarily from the sale of  ▪ Asset management ▪ Maintenance services ▪ Trinity Logistics Group railcars from the Rail  ▪ Railcar investment vehicle  ▪ Railcar parts and heads Products Group to the  (RIV) sales Railcar  Leasing and  Management Services Group  for new railcar equipment  supported by a firm  customer contract for the  lease * See appendix for reconciliation of non‐GAAP measures 30

Improving Company Outlook for FY 2019 *(as of 10/24/19)*

		2018 Results	2019 Guidance	YoY Δ Expected
Total Company	Total EPS:	$0.70 per diluted share	~ $1.17 - $1.27	~ +74% at midpoint
	Corporate expenses:	$149mm	~ $105 - $110mm	~ -28% at midpoint
	Interest Expense, net:	$167mm	~ $210 - $220mm	~ +29% at midpoint
	Tax rate:	28%	~ 26.5%	~ -150 basis points
	Manufacturing & Corporate CapEx:	$37mm	~ $110 - $120mm	~ +211% at midpoint
 **Leasing Group**	Leasing & Management Revenues:	$729mm	~ $760 - $765mm	~ +5% at midpoint
	Leasing & Management OP:	$292mm	~ $320 - $325mm	~ +10% at midpoint
	Total proceeds from sales of leased railcars:	$344mm	~ $400 - $560mm[1]	~ +40% at midpoint
	Net investment in lease fleet:	$718mm	~ $850 - $950mm	~ +25% at midpoint
 **Rail Products Group**	Rail Products Revenue:	$2,347mm	~ $3,000mm	~ +28%
	Rail Products Operating Margin:	7.3%	~ 9.0%	~ +170 basis points
	Railcar deliveries:	20,105	~ 21,500 – 22,000	~ +8% at midpoint
	Revenue elimination from sales to Leasing Group:	$990mm	~ $1.4B	~ +41%
	Profit elimination from sales to Leasing Group:	$95mm	~ $165mm	~ +74%
All Other Group	Operating Profit:	$36mm	~ $10 - $15mm	~ -65% at midpoint

Positive Impact to EPS | Negative impact to EPS

Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

TRINITY INDUSTRIES

See appendix for footnotes

31

Balance Sheet Positioned for Deployment of Capital Trinity’s balance sheet positions the Company for opportunistic deployment of  capital with an under‐levered leasing company and strong liquidity Wholly‐Owned Partially‐ Total Company Fleet Owned Fleet(1) PP&E , Net + All Cash  PP&E, Net + All Cash  $5,688 mm $1,825 mm $7,132 mm Sources* Sources* Total Debt* $2,923 mm $1,289 mm Total Debt* $4,685 mm Loan to Value 52% 72% (Total Debt/PP&E,Net) Approximate Leasing  Stockholders  (2) $2,765 mm $536 mm $2,459 mm Group Book Value Equity* (excl Deferred Profit and DTL) Shares Outstanding(3) 123 mm Unencumbered Railcars  Total Liquidity (Cash, $1,290 mm Corporate Revolver, Railcar  $641 mm Available for Financing Warehouse) *Selected Balance Sheet Items as of 09/30/19 See appendix for footnotes 32

Financial and Operational Priorities for Improving Performance Optimize the capital structure and lower Trinity’s cost of capital using a disciplined capital  allocation framework to drive growth and enhance shareholder returns Target high‐return capital  Invest in value‐creating  investments that position  business opportunities  the manufacturing footprint  that grow the lease fleet  to meet strong demand  Optimize corporate  Operational opportunities, and scale the  costs to align with  Levers and build out our service  rail maintenance business  offerings for leasing  and expand geographically  Trinity’s go‐forward  customers to lower maintenance costs business model Optimize the capital  Lower overall cost of  Regularly and  Financial  structure through added  capital through prudent  meaningfully return  Levers leverage on the Leasing  balance sheet  cash to shareholders  company balance sheet management and  through a consistent  enhanced returns on  dividend and additional  investments share repurchases 33

Strong Progress on Near Term Strategic Financial Priorities

	Target	Progress/Current State
Lease fleet growth	Scale lease fleet with disciplined growth	**$0.9** Billion in Net Lease Fleet Investment (2019(P)[(1)])
Invest in the manufacturing footprint to enhance delivery capabilities and geographic presence of the maintenance business	~ 50 % of Lease fleet maintenance requirements handled internally	Building a greenfield facility in Iowa to serve maintenance needs of lease fleet
Optimize the balance sheet through added leverage to the Leasing Company (wholly-owned lease fleet)	60 – 65% LTV	Dec 2017: **25% LTV** Dec 2018: **47% LTV** Dec 2019(P) [(1)]: **~ 57% LTV**
Return capital to shareholders	Methodical & Opportunistic	Completed **$350mm ASR** Announced new **$350mm repurchase program** Raised dividend **31%** (March 2019)
Balance the risk/reward between credit ratings and leverage ratios	Maintain competitive cost of debt through investment grade ratings or structured financings	S&P: **BBB- / Negative** Moody's: **Ba2 / Stable** Fitch: **BB / Stable** Rail ABS 2019: **A (S&P & Kroll)**

TRINITY INDUSTRIES

See appendix for footnotes

34

Commitment to Environmental, Social, & Governance Practices Environmental Commitment Social Responsibility Operating our business in a way that minimizes impact   Attracting and retaining a diverse and empowered workforce on natural resources and the environment • Railcars are a green way to fuel the North American • Fostering a workplace that is inclusive and supply chain. U.S. freight railroads can move one collaborative ton of freight 479 miles per gallon of fuel, producing far less greenhouse gas emissions than other modes • Hiring and retaining the best talent and promoting of commercial transport opportunities for professional development • Continually improve our operations performance to • Improving the wellbeing of our employees and other advance environmental, health and safety initiatives stakeholders • Responsibly support customers’ products at each • Contributing to the communities in which we operate stage of the product lifecycle Governance Excellence Risk Management Promoting the long‐term interests of stakeholders,  Strong track record of operational excellence and safety strengthening accountability and inspiring trust • Goal of zero injuries and incidents • Independent Chairman (split CEO/Chairman roles), and diverse and independent Board • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually • Incentive compensation programs aligned with improve EHS processes, practices, and performance shareholder interests and Board members • Internally developed and proprietary Safety and • Senior‐level committee tasked with overseeing Environmental Certification Process parallels several ESG improvement and initiatives of the ISO standards. See appendix for source info 35

Appendix 36

Lease Accounting Financial Overview:

Income Statement to Balance Sheet Transaction Flow *(in millions)*

2018 Income Statement Items	Revenues: External	Revenues: Intersegment	Revenues: Total	Operating Profit (Loss)
Rail Products Group	$ 1,356.4	$ 990.3	$ 2,346.7	$ 172.1
Eliminations - Lease Subsidiary		$ (990.0)	$ (990.0)	$ (95.1)
Total External Sales (Rail Products Group)	$ 1,356.4	$ 0.3	$ 1,356.7	$ 77.0

Selected 2018 Balance Sheet Info	Wholly-Owned Subsidiaries	Partially-Owned Subsidiaries	Manufacturing/ Corporate	Total
Property, Plant & Equipment, Net	$ 4,976.5	$ 1,814.7	$ 370.9	$ 7,162.1
Cash & Cash Equivalents/Restricted Cash	$ 140.9	$ 36.6	$ 173.3	$ 350.8
Net Deferred Profit on Railcars Sold to the Leasing Group				$ (827.7)

Selected 2017 Balance Sheet Info	Wholly-Owned Subsidiaries	Partially-Owned Subsidiaries	Manufacturing/ Corporate	Total
Property, Plant & Equipment, Net	$ 4,140.0	$ 1,822.7	$ 395.8	$ 6,358.5
Cash & Cash Equivalents/Restricted Cash	$ 135.5	$ 62.9	$ 1,094.9	$ 1,293.3
Net Deferred Profit on Railcars Sold to the Leasing Group				$ (800.7)

1. In 2018, $990mm of new railcar assets and maintenance services were sold from the Rail Products Group to the Leasing Group. This revenue was eliminated within the Income Statement, and the value of the capitalized equipment and services delivered included within this total was added to the Leasing Group's balance sheet at the original purchase value ("market transfer price").

2. As a result of these intercompany transactions, the capitalizable portion of the $95.1mm of Deferred Profit was added to the Balance Sheet to reflect Trinity's original cost basis in these transactions.

3. The change in the value of PP&E from 2017 to 2018 reflects the capitalized value of new railcars and modifications and additional secondary market purchases added to the wholly-owned fleet, less the annual depreciation expense and the net book value of railcars sold from the lease fleet.

4. The change in Deferred Profit from 2017 to 2018 reflects the current year's profit on capitalized equipment and services less the annual amortization of deferred profit (recognized within the Leasing Group's Income Statement) and the recognition of the remaining accumulated deferred profit balance of railcars sold from the fleet during 2018.

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Rail Products Group Quarterly Revenue and Operating Profit As Previously Reported vs. Recast Post‐Spin (Unaudited –in millions except percentages) Rail Products Group Q1‐2017 Q2‐2017 Q3‐2017 Q4‐2017 Q1‐2018 Q2‐2018 Q3‐2018 Q4‐2018  ‐ Recast post‐spin Revenue $    469.0 $    455.8 $    481.2 $    638.0 $    588.1 $    566.2 $    497.6 $    694.8 Operating Profit          50.1          29.8          43.0          73.4          51.5          48.5          28.0          44.1 Operating Profit Margin % 10.7% 6.5% 8.9% 11.5% 8.8% 8.6% 5.6% 6.3% Rail Group  Q1‐2017 Q2‐2017 Q3‐2017 Q4‐2017 Q1‐2018 Q2‐2018 Q3‐2018 Q4‐2018 ‐ Previously reported Revenue $    478.3 $    465.9 $    492.4 $    647.2 $    598.5 $    575.2 $    506.8 ‐ Operating Profit          50.5          36.7          50.5          78.4          58.9          57.7          32.9 ‐ Operating Profit Margin % 10.6% 7.9% 10.3% 12.1% 9.8% 10.0% 6.5% ‐ 38

EBITDA Reconciliation Last 12 Months ‐ September 30, 2019 (in millions) Net income $                         142.3       Less: income (loss) from discontinued  operations,                                (2.6) Income from continuing operations $                         144.9 Add:  Interest Expense                            211.9 Provision for Income Taxes                              58.9 Depreciation and Amortization Expense                            278.1 EBITDA $                         693.8 EBITDA is defined as income from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. EBITDA is a non‐GAAP financial measure; however, the amounts included in the EBITDA calculation are derived from amounts included in our GAAP financial statements. EBITDA is reconciled to net income, the most directly comparable GAAP financial measure, in the table above. This information is provided to assist investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA should not be considered as an alternative to net income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. The EBITDA measure presented in this presentation may not be comparable to similarly titled measures by other companies due to differences in the components of the calculation. 39

Free Cash Flow Reconciliation LTM (in millions) 2016 2017 2018 2019 Net cash provided by operating activities ‐ continuing operations$         837.5 $       610.1 $   274.2 $   258.7 (Add): Proceeds from railcar lease fleet sales owned more than        one year at the time of sale             37.7           360.7      230.5      282.1 Adjusted Net Cash Provided by Operating Activities$         875.2 $       970.8 $   504.7 $   540.8 (Less): Capital expenditures ‐ manufacturing and other            (49.5)           (22.0)       (37.3)       (70.6) (Less): Dividends paid to common shareholders            (66.7)           (72.6)       (77.4)       (80.1) Free Cash Flow (before Capital expenditures ‐ leasing)$         759.0 $       876.2 $   390.0 $   390.1 Free Cash Flow is a non‐GAAP financial measure and is defined as Net Cash Provided by Operating Activities from Continuing Operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less cash payments for manufacturing capital expenditures and dividends. We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to Net Cash Provided by Operating Activities from Continuing Operations, the most directly comparable GAAP financial measure, in the table above. No quantitative reconciliation has been provided for the forward‐looking Free Cash Flow targets presented on slide 7 because we cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to, the product mix of expected railcar deliveries, and the timing and amount of significant transactions and investments, such as railcar sales from the lease fleet, capital expenditures, and returns of capital to shareholders. Non‐GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 40

Economic Profit Reconciliation

(in millions)

Economic Profit - Leasing Operations	2014	2015	2016	2017	2018
Operating Profit - Leasing Operations	$ 287.9	$ 331.1	$ 312.5	$ 341.3	$ 291.8
(Less): Interest Expense	(153.3)	(138.8)	(125.2)	(125.8)	(142.3)
(Add): Depreciation	130.0	142.3	156.2	172.3	196.6
Economic Profit - Leasing Operations	**$ 264.6**	**$ 334.6**	**$ 343.5**	**$ 387.8**	**$ 346.1**

Economic Profit - Rail Products Group	2014	2015	2016	2017	2018
Operating Profit - Rail Products Group	$ 712.8	$ 900.7	$ 449.4	$ 196.3	$ 172.1
(Less): Corporate Interest Expense	(40.1)	(55.9)	(56.7)	(58.2)	(37.0)
(Less): Eliminations - Lease Subsidiary	(133.1)	(259.6)	(180.7)	(96.5)	(95.1)
(Add): Depreciation	26.5	34.5	38.3	35.1	30.3
Economic Profit - Rail Products Group	**$ 566.1**	**$ 619.7**	**$ 250.3**	**$ 76.7**	**$ 70.3**

Economic Profit is a non-GAAP financial measure derived from amounts included in our GAAP financial statements.

For the Leasing Group, Economic Profit is defined as Operating Profit – Leasing Operations as computed in accordance with GAAP, adjusted to deduct interest expense and add back depreciation expense. For the Rail Products Group, Economic Profit is defined as Operating Profit - Rail Products Group, adjusted to deduct corporate interest expense, to add back depreciation expense, and to eliminate the operating profit related to sales to the Leasing Group.

These non-GAAP measures are reconciled to Operating Profit – Leasing Operations and Operating Profit – Rail Products Group, respectively, the most directly comparable GAAP financial measures, in the tables above. Management believes that Economic Profit is useful to both management and investors in their analysis as it is a key measure of our businesses' cash flows and takes into consideration operational cash flows and interest expense. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

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Pre‐Tax ROE Reconciliation (in millions except percentages) FY 2017 FY 2018 LTM 2019 Numerator: Income from continuing operations before income taxes $       195.4 $       151.6 $       203.8 Net (income)/loss attributable to non‐controlling interest           (11.1)              (3.8)               1.0    Adjusted Profit Before Tax $       184.3 $       147.8 $       204.8 Denominator: FY 2017 FY 2018 Sep‐19 Stockholders' Equity $    4,858.0 $    2,562.0 $    2,459.3 Non‐controlling interest         (356.9)         (351.2)         (348.7) Accumulated other comprehensive loss           104.8           116.8           130.5    Adjusted Stockholders' Equity $    4,605.9 $    2,327.6 $    2,241.1 Average Adjusted Stockholders' Equity $    2,338.0 $    2,284.4 Pre‐Tax Return on Equity 6.3% 9.1% Pre‐Tax Return on Equity (“Pre‐Tax ROE”) is a non‐GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre‐Tax ROE as a ratio for which (i) the numerator is calculated as income from continuing operations before income taxes, adjusted to exclude the net income or loss attributable to non‐controlling interest and (ii) the denominator is calculated as average stockholders’ equity (which excludes non‐controlling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre‐Tax ROE calculation are reconciled to income from continuing operations before income taxes and stockholders’ equity, respectively, which are the most directly comparable GAAP financial measures. No quantitative reconciliation to a GAAP measure is provided for the Pre‐Tax ROE targets presented on slide 8 because we cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to, the product mix of expected railcar deliveries, and the timing and amount of significant transactions and investments, such as railcar sales from the lease fleet, capital expenditures, and returns of capital to shareholders. Management believes that Pre‐Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time, and considers the Company’s expected tax position in the near‐term. Non‐ GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 42

Leasing Group Cash‐on‐Cash Return Reconciliation (in millions except percentages) 2012 2013 2014 2015 2016 2017 2018 LTM 2019 Economic Profit ‐ Leasing Operations $     188.8 $        239.0 $       264.6 $       334.6 $       343.5 $       387.8 $       346.1 $       349.6 Operating Profit ‐ Railcar Sales              29.5          228.4          275.1            47.6          103.2             71.9          105.1 Total Leasing Group Economic Profit $     188.8 $        268.5 $       493.0 $       609.7 $       391.1 $       491.0 $       418.0 $       454.7 Cash‐on‐Cash Return Calculation 2012 2013 2014 2015 2016 2017 2018 Sep‐19 Total Leasing Group Economic Profit ("Cash") $        268.5 $       493.0 $       609.7 $       391.1 $       491.0 $       418.0 $       454.7 Net Leasing PP&E $ 4,205.9 $     4,649.7 $   4,599.1 $   5,064.9 $   5,803.2 $    5,962.7 $    6,791.2 $    7,391.5 Restricted Cash $     223.2 $        260.7 $       234.7 $       195.8 $       178.1 $       195.1 $       171.5 $       117.4 Deferred Income Balance $     446.2 $        549.7 $       557.2 $       673.0 $       798.1 $       800.7 $       827.7 $       871.1 Total Debt $ 2,691.3 $     2,613.0 $   2,729.8 $   2,394.4 $   2,238.0 $    2,403.9 $    3,631.8 $    4,212.5 Net Leasing PP&E (Avg Yr/Yr) $ 4,203.5 $     4,427.8 $   4,624.4 $   4,832.0 $   5,434.1 $    5,883.0 $    6,377.0 $    7,091.4 Restricted Cash (Avg Yr/Yr) $     231.8 $        242.0 $       247.7 $       215.3 $       187.0 $       186.6 $       183.3 $       144.5 Less: Deferred Income Balance (Avg Yr/Yr) $   (488.9) $       (498.0) $     (553.5) $     (615.1) $     (735.6) $      (799.4) $      (814.2) $      (849.4) Less: Total Debt (Avg Yr/Yr) ######## $    (2,652.2) $  (2,671.4) $  (2,562.1) $  (2,316.2) $  (2,321.0) $  (3,017.9) $  (3,922.2) Equity/Cash Contribution Total $ 1,290.5 $     1,519.7 $   1,647.3 $   1,870.1 $   2,569.3 $    2,949.2 $    2,728.2 $    2,464.3  Cash‐on‐Cash Return (Leasing Group) 17.7% 29.9% 32.6% 15.2% 16.6% 15.3% 18.5% Cash‐on‐Cash Return (Leasing Operations) 15.7% 16.1% 17.9% 13.4% 13.1% 12.7% 14.2% Cash‐on‐Cash Return is a non‐GAAP measure that is derived from amounts included in our GAAP financial statements. We define Cash‐on‐Cash Return for the Leasing Group as a ratio for which (i) the numerator is calculated as the sum of a) Economic Profit – Leasing Operations, a non‐GAAP measure that has been defined and reconciled to GAAP on slide 41 and b) Operating Profit from Railcar Sales, and (ii) the denominator is calculated by taking the sum of the average net book value (net of deferred profit) of the Leasing Group’s Plant, Property & Equipment and Restricted Cash balances less the Leasing Group’s average Debt balances. Cash‐on‐Cash Return for Leasing Operations is calculated similarly, but excludes Operating Profit from Railcar Sales. Management believes that Cash‐on‐Cash Return is a useful measure to both management and investors in their analysis of investments for the Company’s leasing business. Non‐GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 43

Footnotes Slide 4 –Trinity Industries, Inc. Overview (1) Intersegment Revenues are eliminated  (2) FY 2017 EPS excludes a $3.06 non‐cash benefit related to the effects of the Tax Cuts and Jobs Act (3) FY 2019 projections (“2019(P)”) represent management’s estimates as of 10/24/19. Any forward‐looking statements made by the Company  speak only as of the date on which they are made. Please refer to the Forward Looking Statement on Slide 3. Slide 7 –Trinity’s Rail Platform is Built to Deliver Shareholder Value (1)Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and  Management Services Group Slide 8 –Strategic Objectives to Improve Returns and Unlock Shareholder Value (1) The Company utilizes a Pre‐Tax Return on Equity (ROE) metric to evaluate financial performance; the definition of Pre‐Tax ROE is provided on slide 42 Slide 9 –A Legacy of Evolutionary Growth and Focus on the Future Timeline references solely indicate current entities of Trinity Industries consisting of rail‐related businesses Slide 11 – Railcars are an Attractive Long‐term Investment in an Undervalued Asset Class https://www.aar.org/wp‐content/uploads/2019/02/AAR‐Sustainability‐Fact‐Sheet‐2019.pdf Slide 12 ‐ Rail Transportation is an Integral Component of the North American Industrial Supply Chain (1) FTR Associates 9/17/2018 (2) Company Annual Reports and Bloomberg, 9/17/18 (3) Umler®, January 2018 report; The Umler® system is an electronic resource that contains critical data for North American transportation  equipment. Originally created in 1968, Umler maintains data for more than two million pieces of equipment used in rail, steamship and highway  service (4) AAR Economic Impact  (5) http://www.grainnet.com/article/140832/importance‐of‐rail‐for‐moving‐grain‐to‐mexico (6) http://automotivelogistics.media/news/in‐depth‐analysis‐strong‐logistics‐and‐supply‐base‐central‐to‐fords‐new‐mexico‐plant (7) https://apps.neb‐one.gc.ca/CommodityStatistics/ExportVolumeByTransportModeSummary.aspx?commodityCode=PR Slide 13 –The Railcar Industry Spans Five Commercial End Markets (1) All statistics cited on this slide: 2016 STB Waybill Sample – reflects vast majority of commodity types (2) Umler® North American fleet ownership data Slide 14 –The Ownership Landscape  for Railcars is Changing Umler ® North American fleet ownership data as of 12/31/18 44

Footnotes (continued) Slide 18 –Trinity’s Integrated Rail Platform Delivers to the Needs of Each Customer Channel (1) Umler ® North American fleet ownership data Slide 20‐ A Young Lease Portfolio with Solid Cash‐on‐Cash Returns (1) Excludes $160 million of proceeds associated with a sales‐type lease in 2019 for a specific customer which requires the accounting treatment of a  sale of leased railcars owned one year or less at the time of sale Slide 21‐ Solid Financial Performance with Multiple Sources of Income (1) Leasing and Management Operating Profit Margin calculated using only revenues and profit from Leasing Operations including Partially Owned  Subsidiaries and excluding Car Sales (2) FY 2019 projections (“2019(P)”) represent management’s estimates as of 10/24/19. Any forward‐looking statements made by the Company  speak only as of the date on which they are made. Please refer to the Forward Looking Statement on Slide 3. Slide 25 –Elevating our Financial Performance through the Railcar Cycle (1) Intersegment Revenues are eliminated and Group revenues were not recast prior to 2016 following the Company’s spin‐off of Arcosa, Inc. (2) FY 2019 projections (“2019(P)”) represent management’s estimates as of 10/24/19. Any forward‐looking statements made by the Company  speak only as of the date on which they are made. Please refer to the Forward Looking Statement on Slide 3. Slide 31 –Improving Company Outlook for FY 2019 (1) Total proceeds from sales of leased railcars of $400mm to $560mm includes the effect of approximately $160mm of sales‐type leases for a  specific customer. Slide 32 – Balance Sheet Positioned for Deployment of Capital (1) Trinity owns 38% of the partially owned lease subsidiaries (2)  Approximate Leasing Group Book Value includes cash and cash equivalents, restricted cash, and property, plant, and equipment, net, less Leasing Group debt. Excluded from the calculation are net deferred profit on railcars sold to the Leasing Group and net deferred tax liabilities  attributable to the Leasing Group. (3)  Shares outstanding as of October 17, 2019 –presented on the face of the third quarter Form 10‐Q Slide 34 –Strong Progress on Near Term Strategic Financial Priorities (1) FY 2019 projections (“2019(P)”) represent management’s estimates as of 10/24/19. Any forward‐looking statements made by the Company  speak only as of the date on which they are made. Please refer to the Forward Looking Statement on Slide 3. Slide 35 – Commitment to Environmental, Social, & Governance Practices https://www.aar.org/wp‐content/uploads/2019/02/AAR‐Sustainability‐Fact‐Sheet‐2019.pdf 45